Principal accounting policies	12 Months Ended
Dec. 31, 2017
Disclosure Of Accounting Policies And Estimates [Line Items]
Principal accounting policies
Strategic report	Governance report	Financial statements	Production, reserves and operations	Additional information

1 Principal accounting policies

Corporate information

Rio Tinto’s business is finding, mining and processing mineral resources. Major products are aluminium, copper, diamonds, gold, industrial minerals (borates, titanium dioxide and salt), iron ore, thermal and metallurgical coal and uranium. Activities span the world and are strongly represented in Australia and North America, with significant businesses also in Asia, Europe, Africa and South America.

Rio Tinto plc is incorporated in the UK and listed on the London and New York Stock Exchanges and Rio Tinto Limited is incorporated in Australia and listed on the Australian Stock Exchange. Rio Tinto plc’s registered office is at 6 St James’s Square, London SW1Y 4AD, UK. Rio Tinto Limited’s registered office is at Level 7, 360 Collins Street, Melbourne, Victoria, Australia, 3000.

As described in the “Outline of dual listed companies structure and basis of financial statements” on page 117, for the purposes of preparing the IFRS compliant consolidated financial statements of the Rio Tinto Group, both the DLC companies, Rio Tinto plc and Rio Tinto Limited, are viewed as a single economic entity, and the interests of shareholders of both companies are presented as the equity interests of shareholders in the Rio Tinto Group.

These financial statements consolidate the accounts of Rio Tinto plc and Rio Tinto Limited (together “the Companies”) and their respective subsidiaries (together “the Group”) and include the Group’s share of joint arrangements and associates as explained in note 1(b) below. The Group’s financial statements for the year ended 31 December 2017 were authorised for issue in accordance with a directors’ resolution on 28 February 2018.

Notes 33 to 36 provide more information on the Group’s subsidiaries, joint arrangements and associates and note 40 provides information on the Group’s transactions with other related parties.

The 2017 Annual report satisfies the obligations of Rio Tinto Limited to prepare consolidated accounts under Australian company law, as amended by an order issued by the Australian Securities and Investments Commission on 14 December 2015. The 2017 financial statements disclose on page 117 the effect of the adjustments to the Group’s consolidated profit/(loss), consolidated total comprehensive income/(loss) and consolidated shareholders’ funds as prepared under IFRS as defined below that would be required under the version of International Financial Reporting Standards that is applicable in Australia, referred to as Australian Accounting Standards (AAS).

The US dollar is the presentation currency used in these financial statements, as it most reliably reflects the Group’s global business performance.

Basis of preparation of the financial statements

The basis of preparation and the accounting policies used in preparing the Group’s 2017 financial statements are set out below.

The financial statements have been prepared on a going concern basis in accordance with the Companies Act 2006 applicable to companies reporting under International Financial Reporting Standards and in accordance with applicable UK law, applicable Australian law as amended by the Australian Securities and Investments Commission Order dated 14 December 2015, Article 4 of the European Union IAS regulation and also with:

–

International Financial Reporting Standards as issued by the International Accounting Standards Board (IASB) and interpretations issued from time to time by the IFRS Interpretations Committee (IFRS IC) both as adopted by the European Union (EU) and which are mandatory for EU reporting as at 31 December 2017; and

–	International Financial Reporting Standards as issued by the IASB and interpretations issued from time to time by the IFRS IC which are mandatory as at 31 December 2017.

The above accounting standards and interpretations are collectively referred to as “IFRS” in this report. The Group has not early adopted any amendments, standards or interpretations that have been issued but are not yet mandatory.

Further detail on the going concern basis of accounting is included on page 110.

The Group’s financial statements have been prepared on the basis of accounting policies consistent with those applied in the financial statements for the year ended 31 December 2016. The amendment to IAS 12: “Recognition of Deferred Tax Assets for Unrealised Losses”, which is mandatory for 2017, clarifies the accounting treatment for deferred tax assets related to debt instruments measured at fair value. The Group already complied with this amendment.  An amendment to IAS 7 “Statement of Cash Flows: Disclosure Initiative”, which is mandatory for 2017, requires entities to provide disclosures about changes in liabilities arising from financing activities, including changes from financing cash flows and non-cash changes (such as foreign exchange gains or losses). The Group has expanded the net debt reconciliation in note 24 to comply with this amendment. Both of these amendments have been endorsed by the EU. The clarification in “Annual Improvements 2014 -2016 – IFRS 12 Disclosure of interests in other entities” regarding the scope of the standard is not relevant to the Group in 2017.

Mandatory in 2018

The impact on the Group’s net assets of transition to the accounting pronouncements listed below which are mandatory in 2018 is currently expected to be immaterial; however, practice continues to develop on application of these standards.

IFRS 15 “Revenue from Contracts with Customers” (Endorsed by the EU and mandatory in 2018)

The core principle of IFRS 15 is that an entity recognises revenue related to the transfer of promised goods or services when control of the goods or services passes to the customer. The amount of revenue recognised should reflect the consideration to which the entity expects to be entitled in exchange for those goods or services.

The Group has reviewed a representative sample of sales contracts at all of its businesses to identify potential changes in: timing of revenue recognition, measurement of the amount of revenue and note disclosure between the current standard, IAS 18 Revenue, and IFRS 15. The following points were noted.

The Group sells a significant proportion of its products on Cost and Freight (CFR) or Cost, Insurance & Freight (CIF) Incoterms. This means that the Group is responsible for providing shipping services after the date at which control of the goods passes to the customer at the loading port. Under IAS 18, the Group recognises such shipping and other freight revenue and accrues the associated costs in full on loading whereas under IFRS 15, freight and, where applicable, insurance, are required to be accounted for as separate performance obligations with revenue recognised over time as the service is rendered. The impact is immaterial at 31 December 2017.

The nature of the products sold by the Group is such that adjustments may be made to price if the specification of the product sold does not conform to the terms specified in the sales contract. The Group has considered whether revenue arising from the sales of such products should be constrained under the IFRS 15 rules on variable consideration whereby revenue can only be recognised if it is highly unlikely to reverse.  Any such constraints are immaterial at 31 December 2017.

Some of the Group’s businesses provide volume discounts in certain circumstances which are recognised under IAS 18 based on the ‘best estimate’ method. The impact of further constraining such variable consideration under IFRS 15 was immaterial at 31 December 2017.

As explained on page 122, certain of the Group’s products are provisionally priced at the date revenue is recognised, however, with the exception of copper, prices are generally finalised within the calendar quarter of the month of shipment. Such adjustments to revenue are dealt with under IFRS 9, “Financial Instruments” rather than IFRS 15 and therefore the IFRS 15 rules on variable consideration do not apply.  These ‘provisional pricing’ adjustments will continue to be included in Consolidated sales revenue on the face of the income statement and changes to systems have been made to allow the amount of such adjustments to be disclosed by way of note to the financial statements for 2018 onwards.

Revenues from the sale of significant by-products, such as gold, are within the scope of IFRS 15 and will continue to be included in Consolidated sales revenue. Other operating income, for example, the sale of surplus power, which is incidental to the main revenue-generating activities of the operations, is outside of the scope of IFRS 15 and will continue to be treated as a credit to operating costs.

The Group has an ‘uplift’ arrangement with a partner in a joint operation whereby sales revenue is recognised under IAS 18 when the Group sells product from other operations to its partner to allow it to meet its contractual obligations when insufficient product is available in the jointly owned operation. The Group recognises an asset for product which will be receivable from the partner out of the partner’s share of future production of the joint operation. Under IFRS 15, such transactions with partners in joint operations cannot be recognised as sales revenue. The impact on adoption will be to derecognise a receivable of US$235 million (US$164 million post tax) which has accumulated over prior years as a transition adjustment.  There is no impact on the commercial arrangement or current or future cash flows. Sales revenue will be recognised in the income statement in the future when product is received from the partner and sold to a customer. The annual impact is expected to be immaterial (2017: US$15 million decrease in sales revenue).

The Group will adopt the modified transitional approach to implementation where any transitional adjustment is recognised in retained earnings at 1 January 2018 without adjustment of comparatives and the new standard will only be applied to contracts that remain in force at that date.

IFRS 9 “Financial Instruments”

(Endorsed by the EU and mandatory in 2018)

The standard includes a single approach for the classification of financial assets, based on a) the business model used to manage financial assets in order to generate cash flows, and b) the cash flow characteristics of those financial assets.  A financial asset held at amortised cost must be managed under a business model where financial assets are held to collect contractual cash flows and have cash flows which relate solely to payments of principal and interest (‘SPPI’).  A financial asset held under a business model under which financial assets may be either held to collect contractual cash flows or sold will be classified as held at fair value through Other Comprehensive Income (“FVOCI”) if the SPPI criteria are met. Any other financial assets will be held at fair value through profit or loss (“FVTPL”) or FVOCI as appropriate.

The Group’s strategy for investing surplus cash is to balance security, liquidity and return with a focus on security and liquidity.  The Group manages its financial assets on a hold to collect basis with some minor exceptions.  Money market funds (US$7.8 billion at 31 December 2017) are an important component of the Group’s investment portfolio but do not meet the strict SPPI definition and will therefore be held at FVTPL under IFRS 9 (held at amortised cost under IAS 39). These money market funds continue to meet the cash and cash equivalents criteria of IAS 7 “Statement of Cash Flows”. Similarly, provisionally priced receivables, as defined in note 1 (c) below will be held at FVTPL at 1 January 2018. Both of these types of financial asset have a short maturity and therefore this change in classification is expected to have minimal impact on measurement.

IFRS 9 also introduces the expected credit loss model for impairment of financial assets which replaces the incurred loss model used in IAS 39 “Financial instruments; recognition and measurement”. Application of the IFRS 9 impairment model is expected to have minimal impact given the Group’s credit risk management policies.

Lastly, the standard amends the rules on hedge accounting to align the accounting treatment with the risk management practices of the reporting entity.  The Group will apply hedge accounting under IFRS 9 to the aluminium forward and option contracts embedded in the electricity purchase contracts of certain aluminium smelters. It is not currently possible to hedge account for these contracts under IAS 39. The increased application of hedge accounting will eliminate some of the income statement volatility arising from the mark to market of these embedded derivatives.

The Group will amortise the cost of hedging over the life of the hedging instrument. This will impact the Group’s cross currency swaps as the cost is taken directly to the income statement under IAS 39.  The impact is not expected to be material.

IFRIC 22 “Foreign Currency Transactions and Advance Consideration” (Mandatory in 2018 and not yet endorsed by the EU)

The Interpretation covers those foreign currency transactions where an entity recognises a non-monetary asset or non-monetary liability arising from the payment or receipt of advance consideration before the entity recognises the related asset, expense or income. The Group has made some minor changes to systems and processes to comply with the pronouncement.

“Amendments to IFRS 2 Classification and Measurement of Share Based Payment Transactions”, “Amendments to IAS 40 Investment Property and Annual Improvements to IFRS Standards 2014 -2016 Cycle” (Mandatory in 2018 and not endorsed by the EU)

“Amendments to IFRS 4 Applying IFRS 9 Financial Instruments with IFRS 4 Insurance Contracts” (Endorsed by the EU and mandatory in 2018)

Mandatory in 2019 and beyond

IFRS 16 “Leases” (Endorsed by the EU and mandatory in 2019)

Under the new standard, a lessee is in essence required to:

(a)

recognise all right of use assets and lease liabilities, with the exception of short term (under 12 months) and low value leases, on the balance sheet. The liability is initially measured at the present value of future lease payments for the lease term. Where a lease contains an extension option, the lease payments for the extension period will be included in the IFRS 16 liability if the Group is reasonably certain that it will exercise the option. The liability includes variable lease payments that depend on an index or rate but excludes other variable lease payments. The right of use asset reflects the lease liability, initial direct costs and any lease payments made before the commencement date of the lease less any lease incentives and, where applicable, provision for dismantling and restoration.

(b)	recognise depreciation of right of use assets and interest on lease liabilities in the income statement over the lease term.
(c)

separate the total amount of cash paid into a principal portion (presented within financing activities) and interest portion (which the Group presents in operating activities) in the cash flow statement.

IFRS 16 will therefore result in higher assets and liabilities on the balance sheet. Information on the undiscounted amount of the Group’s non-cancellable operating lease commitments as defined under IAS 17, the current leasing standard, as at 31 December 2017 is disclosed in note 31.  The present value of the Group’s operating lease payments as defined under the new standard will be recognised as lease liabilities on the balance sheet and included in net debt.   There are a number of differences in definition between the two standards.

EBITDA, as disclosed in the Financial Information by Business Unit on page 206 will increase as the operating lease cost is charged against EBITDA under IAS 17 while under IFRS 16 the charge will be included in depreciation and interest which are excluded from EBITDA (although included in earnings).

Operating cash flow will increase under IFRS 16 as the element of cash paid attributable to the repayment of principal will be included in financing cash flow. The net increase/decrease in cash and cash equivalents will remain the same.

This standard must be implemented retrospectively, either with the restatement of comparatives or with the cumulative impact of application recognised as at 1 January 2019 under the modified retrospective approach. The Group currently expects to use the modified retrospective approach.

IFRS 16 contains a number of practical expedients, one of which permits the retention of the classification of existing contracts as leases under current accounting standards instead of reassessing whether existing contracts are or contain a lease at the date of initial application of the new standard.

Notes to the 2017 financial statements
continued

1 Principal accounting policies continued

Under the modified retrospective approach, the right of use asset may be deemed to be equivalent to the liability at transition or calculated retrospectively as at inception of the lease, on a lease-by-lease basis.

IFRS 16 is expected to be the most significant of the new accounting pronouncements for the Group in terms of impact on the primary statements and on systems and processes.

To date, work has focused on the identification and understanding of the provisions of the standard which will most impact the Group, establishing the population of lease contracts which will extend beyond 1 January 2019, the provision of training, impact analysis, discount rate determination, adapting the contract review process where required, and the review of system requirements. In 2018, work on these issues and their resolution will continue, system requirements will be addressed and work on the accounting processes will commence. A significant proportion by value of the Group’s current operating lease commitments relate to dry bulk vessels and offices and effort to date has focussed on these areas.

IFRIC 23 “Uncertainty over Income Tax Treatments”

(Mandatory in 2019 and not yet endorsed by the EU)

The method of calculating provisions for uncertain tax positions will be subject to revision, as a result of this interpretation. The Group currently recognises provisions based on the most likely amount of the liability, if any, for each uncertain tax position.

The interpretation requires a probability weighted average approach to be taken for tax issues for which there are a wide range of possible outcomes. For tax issues with a binary outcome, the most likely amount method should continue to be used.

The Group is currently evaluating the impact of this pronouncement.

“Amendments to IFRS 9: Prepayment Features with Negative Compensation”, “Amendments to IAS 28: Long-term Interests in Associates and Joint Ventures”, “Annual Improvements to IFRS Standards 2015-2017 Cycle” and “Amendments to IAS19 – Plan Amendment, Curtailment or Settlement” (Mandatory in 2019 and not yet endorsed by the EU)

The Group is currently evaluating the impact of these pronouncements.

IFRS 17 “Insurance Contracts”

(Mandatory in 2021 and not yet endorsed by the EU)

The standard provides consistent principles for all aspects of accounting for insurance contracts.  The Group will evaluate the impact of this pronouncement in due course.

Judgments in applying accounting policies and key sources of estimation uncertainty

The preparation of the financial statements requires management to use judgment in applying accounting policies and in making critical accounting estimates.

These judgments and estimates are based on management’s best knowledge of the relevant facts and circumstances, having regard to previous experience, but actual results may differ materially from the amounts included in the financial statements. Areas of judgment in the application of accounting policies that have the most significant effect on the amounts recognised in the financial statements and key sources of estimation uncertainty that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are noted below and further information is contained in the accounting policies and/or the notes to the financial statements.

These areas of judgment and estimation are discussed further in critical accounting policies and estimates on pages 128 to 130. The quantum of ore reserves and mineral resources impacts many of these areas and the basis of calculation is explained below. Information on less material judgments and sources of estimation uncertainty has been incorporated into the relevant accounting policy notes.

Areas of judgment in the application of accounting policies that have the most significant effect on the amounts recognised in the financial statements are:

–	Impairment of non-current assets - determination of Cash Generating Units (CGUs) and assessment of indicators of impairment – note 1(e) and (i), note 6, note 12 and note 13;
–	Estimation of asset lives – whether certain assets are indefinite lived - note 1(e) and (i);
–	Provision for onerous contracts – determination of assets dedicated to a contract - note 1(i);
–	Close-down, restoration and environmental obligations – determining when an estimate is sufficiently reliable to update - note 1(k);
–	Deferral of stripping costs – judgment on components/strip ratios and separate or integrated multiple pit mines - note 1(h);
–	Uncertain tax positions – technical interpretation of tax law and the use of the most likely scenario for provision - note 1(m), note 9 and note 31;
–	Recoverability of potential deferred tax assets – recognition of deferred tax assets for loss making operations - note 17(c), (e) and (f);
–	Identification of functional currencies – different companies may make different judgments based on similar facts - note 1(d);
–	Basis of consolidation – judgment as to when the Group has control, joint control or significant influence - notes 33 to 36;
–	Contingencies –assessing the probability of any loss and whether it is possible to quantify any loss - note 31;
–	Exclusions from underlying earnings – judgment on items to be excluded on grounds of nature or size - note 2.

Key sources of estimation uncertainty that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are:

–

Impairment of non-current assets - review of asset carrying values, impairment charges and reversals and the recoverability of goodwill – determination of discounted cash flows - note1(e) and (i), note 6, note 12 and note 13;

–	Provision for onerous contracts - cash flow estimates and the discount rate to be used – note 1(i);
–	Close-down, restoration and environmental cost obligations – estimation of costs and the timing of expenditure – note 1(k) and note 26;
–	Uncertain tax positions – estimating the potential exposures for each possible scenario - note 1(m), note 9 and note 31;
–	Recoverability of potential deferred tax assets – determination of cash flows - note 1 (m), note 17 (c), (e) and (f);
–	Estimation of obligations for post-employment costs – note 1(n) and note 44;
–	Contingencies – estimate of possible liability - note 31.

Ore reserves and mineral resources

Estimates of ore reserves and, in some cases, mineral resources can impact: depreciation and amortisation rates; the carrying values of intangible assets and property, plant and equipment; deferred stripping costs; provisions for close-down and restoration costs; and the recovery of deferred tax assets.

The Group estimates its ore reserves and mineral resources based on information compiled by Competent Persons as defined in accordance with the Joint Ore Reserves Committee (JORC) code (see note 1(j)).

The estimation of ore reserves and mineral resources requires judgment to interpret available geological data and subsequently to select an appropriate mining method and then to establish an extraction schedule. Estimation requires assumptions about future commodity prices and demand, exchange rates, production costs, transport costs, close-down and restoration costs, recovery rates and discount rates and, in some instances, the renewal of mining licences.

There are many uncertainties in the estimation process and assumptions that are valid at the time of estimation may change significantly when new information becomes available. New geological or economic data, or unforeseen operational issues may change estimates of ore reserves and mineral resources.

The Group uses judgment as to when to include mineral resources in accounting estimates, for example, the use of mineral resources in the Group’s depreciation policy is described in note 1(i) below and in the determination of the date of closure as described in note 1(k). The unaudited statement of ore reserves is included on page 228 and of mineral resources on page 234.

For the purposes of disclosure only with this combined Annual report on Form 20-F estimates of ore reserves have been computed in accordance with the SEC’s Industry Guide 7, rather than in accordance with the JORC code, and are shown on pages 228 to 237. Ore reserves presented in accordance with SEC Industry Guide 7 do not exceed the quantities that, it is estimated, could be extracted economically if future prices were to be in line with the average of historical prices for the three years to 30 June 2017, or contracted prices where applicable. For this purpose, contracted prices are applied only to future sales volumes for which the price is predetermined by an existing contract; and the average of historical prices is applied to expected sales volumes in excess of such amounts. Moreover, reported ore reserve estimates have not been increased above the levels expected to be economic based on Rio Tinto’s own long term price assumptions. Therefore, a reduction in commodity prices from the three year average historical price levels would not necessarily give rise to a reduction in reported ore reserves.

(a) Accounting convention

The financial information included in the financial statements for the year ended 31 December 2017, and for the related comparative periods, has been prepared under the historical cost convention, as modified by the revaluation of certain derivative contracts and financial assets, the impact of fair value hedge accounting on the hedged item and the accounting for post-employment assets and obligations. The Group’s policy in respect of these items is set out in the notes below.

The Group’s financial statements are presented in US dollars and all values are rounded to the nearest million (US$m) unless otherwise stated.

Where applicable, comparatives have been adjusted to measure or present them on the same basis as current period figures.

(b) Basis of consolidation (notes 33 to 36)

All intragroup transactions and balances have been eliminated on consolidation.

Where necessary, adjustments are made to the locally reported assets, liabilities, and results of subsidiaries, joint arrangements and associates to bring their accounting policies in line with those used by the Group.

Subsidiaries: Subsidiaries are entities controlled by either of the Companies. Control exists where either of the Companies has: power over the entities, that is, existing rights that give it the current ability to direct the relevant activities of the entities (those that significantly affect the Companies’ returns); exposure, or rights, to variable returns from its involvement with the entities; and the ability to use its power to affect those returns. Subsidiaries are fully consolidated from the date on which the Group obtains control. They are deconsolidated from the date that control ceases.

Joint arrangements: A joint arrangement is an arrangement in which two or more parties have joint control. Joint control is the contractually agreed sharing of control such that decisions about the relevant activities of the arrangement (those that significantly affect the Companies’ returns) require the unanimous consent of the parties sharing control. The Group has two types of joint arrangements:

Joint operations (JO): A JO is a joint arrangement in which the parties that share joint control have rights to the assets, and obligations for the liabilities, relating to the arrangement. This includes situations where the parties benefit from the joint activity through a share of the output, rather than by receiving a share of the results of trading. In relation to its interest in a JO, the Group recognises: its share of assets and liabilities; revenue from the sale of its share of the output and its share of any revenue generated from the sale of the output by the JO; and its share of expenses. All such amounts are measured in accordance with the terms of the arrangement, which is usually in proportion to the Group’s interest in the JO. These amounts are recorded in the Group’s financial statements on the appropriate lines.

Joint ventures (JV): A JV is a joint arrangement in which the parties that share joint control have rights to the net assets of the arrangement. JVs are accounted for using the equity accounting method.

Other unincorporated arrangements: In some cases, the Group participates in unincorporated arrangements and has rights to its share of the assets and obligations for its share of the liabilities of the arrangement rather than a right to a net return, but does not share joint control. In such cases, the Group recognises: its share of assets and liabilities; revenue from the sale of its share of the output and its share of any revenue generated from the sale of the output by the unincorporated arrangement; and its share of expenses. All such amounts are measured in accordance with the terms of the arrangement, which is usually in proportion to the Group’s interest in the arrangement. These amounts are recorded in the Group’s financial statements on the appropriate lines.

Associates: An associate is an entity that is neither a subsidiary nor a joint arrangement, over which the Group has significant influence. Significant influence is presumed to exist where there is neither control nor joint control and the Group has over 20 per cent of the voting rights, unless it can be clearly demonstrated that this is not the case. Significant influence can arise where the Group holds less than 20 per cent of the voting rights if it has the power to participate in the financial and operating policy decisions affecting the entity. Investments in associates are accounted for using the equity accounting method.

The Group uses the term “equity accounted units” (EAUs) to refer to associates and JVs collectively. Under the equity accounting method the investment is recorded initially at cost to the Group, including any goodwill on acquisition. In subsequent periods the carrying amount of the investment is adjusted to reflect the Group’s share of the EAUs’ retained post-acquisition profit or loss and other comprehensive income. Long term loans to EAUs that in substance form part of the Group’s net investment (quasi equity loans) are financial assets but are included in the line “Investments in equity accounted units” on the face of the balance sheet. When the Group’s share of losses in an EAU equals or exceeds its interest in the EAU, including such long term loans and any other unsecured receivables, the Group does not recognise further losses, unless it has incurred legal or constructive obligations to continue to make payments on behalf of the EAU.

Acquisitions (note 37)

Under the “acquisition” method of accounting for business combinations, the purchase consideration is allocated to the identifiable assets acquired and liabilities and contingent liabilities assumed (the identifiable net assets) on the basis of their fair value at the date of acquisition, which is the date on which control is obtained.

The consideration transferred for the acquisition of a subsidiary comprises the fair values of the assets transferred, the liabilities incurred to the former owners of the acquiree, the fair value of any asset or liability resulting from a contingent consideration arrangement and any equity interests issued by the Group. Costs related to the acquisition of a subsidiary are expensed as incurred.

The excess of the consideration transferred, the amount of any non-controlling interest in the acquiree and the acquisition-date fair value of any previous equity interest in the acquiree over the fair value of the identifiable net assets acquired is recorded as goodwill. Any shortfall is immediately recognised in the income statement.

Non-controlling interests in the acquiree, that are present ownership interests and entitle their holders to a proportionate share of the entity’s net assets in the event of liquidation, are recognised by the Group in one of two ways with the choice being available on an acquisition-by-acquisition basis. They can be measured at either the non-controlling interest’s proportionate share of the acquiree’s identifiable net assets or at fair value. In some cases, non-controlling interests may be treated as equity options and valued on that basis. Goodwill (see note (e)) and amounts attributable to non-controlling interests will differ depending on the basis used.

Where the Group has a previously held non-controlling interest in the acquiree, this is remeasured to fair value at the date control is obtained with any gain or loss recognised in the income statement. The cash cost of the share purchase that gives rise to control is included within “Investing activities” in the cash flow statement.

Notes to the 2017 financial statements
continued

1 Principal accounting policies continued

Where the Group increases its ownership interest in a subsidiary, the difference between the purchase price and the carrying value of the share of net assets acquired is recorded in equity. The cash cost of such purchases is included within “Financing activities” in the cash flow statement.

Provisional fair values allocated at a reporting date are finalised within 12 months of the acquisition date.

The results of businesses acquired during the year are included in the consolidated financial statements from the date on which control, joint control or significant influence is obtained.

Disposals (note 37)

Individual non-current assets or “disposal groups” (that is, groups of assets and liabilities) to be disposed of by sale or otherwise in a single transaction are classified as “held for sale” if the following criteria are met at the period end:

–	the carrying amount will be recovered principally through a sale transaction rather than through continuing use; and
–	the disposal group is available for immediate sale in its present condition subject only to terms that are usual and customary for such sales; and
–	the sale is highly probable.

Disposal groups held for sale are carried at the lower of their carrying amount and fair value less costs to sell. The comparative balance sheet is not restated. Disposal groups acquired with a view to resale are held at the fair value determined at the acquisition date. For these assets acquired for resale no profits or losses are recognised between the acquisition date and the disposal date, unless there is a subsequent impairment.

On classification as held for sale, the assets are no longer depreciated and, if applicable, equity accounting ceases.

If control is lost, any interest in the entity retained by the Group is remeasured to its fair value and the change in carrying amount is recognised in the income statement. The retained interest may be subsequently accounted for as a joint venture, joint operation, associate or financial asset depending on the facts. Certain amounts previously recognised in other comprehensive income in respect of the entity disposed of, or for which control, joint control or significant influence has ceased, may be recycled to the income statement. The cash proceeds of disposals are included within “Investing activities” in the cash flow statement.

Changes in the Group’s interest in a subsidiary that do not result in a loss of control are accounted for in equity.  The cash proceeds of such disposals are included within “Financing activities” in the cash flow statement.

(c) Sales revenue

Sales revenue comprises sales to third parties. All shipping and handling costs incurred by the Group are recognised as operating costs. If the Group is acting solely as an agent, amounts billed to customers for shipping and handling are offset against the relevant costs. Revenue from services is recognised as those services are rendered to, and accepted by, the customer.

Sales revenue excludes any applicable sales taxes. Mining royalties payable are presented as an operating cost or, where they are in substance a profit-based tax, within taxation.

Revenues from the sale of significant by-products, such as gold, are included in sales revenue. Other operating income, incidental to the main revenue-generating activities of the operations, is treated as a credit to operating costs.

Third-party commodity swap arrangements principally for delivery and receipt of smelter grade alumina are offset within operating costs.

Sales of copper concentrate are stated at their invoiced amount which is net of treatment and refining charges.

Sales revenue is only recognised on individual sales when all of the following criteria are met:

–	the significant risks and rewards of ownership of the product have been transferred to the buyer;
–	neither continuing managerial involvement to the degree usually associated with ownership, nor effective control over the goods sold, has been retained;
–	the amount of revenue can be measured reliably;
–	it is probable that the economic benefits associated with the sale will flow to the Group; and
–	the costs incurred or to be incurred in respect of the sale can be measured reliably.

In most instances, sales revenue is recognised when the product is delivered to the destination specified by the customer, which is typically the vessel on which it will be shipped, the destination port or the customer’s premises.

The Group’s products are sold to customers under contracts which vary in tenure and pricing mechanisms, including some volumes sold in the spot market. Sales revenue may be subject to adjustment if the product specification does not conform to the terms specified in the sales contract.

Pricing for iron ore is on a range of terms, the majority being either monthly or quarterly average pricing mechanisms, with a smaller proportion of iron ore volumes being sold on the spot market.

Certain of the Group’s products are provisionally priced at the date revenue is recognised, however, with the exception of copper, prices are generally finalised within the calendar quarter of the month of shipment. The final selling price is based on the price for the quotational period stipulated in the contract. Substantially all iron ore and aluminium sales are reflected at final prices in the results for the period. Final prices for copper concentrate are normally determined between 30 to 180 days after delivery to the customer. The change in value of the embedded pricing derivative included in the receivable is based on relevant forward market prices and is included in sales revenue.

Information on provisionally priced sales contracts is included in note 30.

(d) Currency translation

The functional currency for each entity in the Group, and for joint arrangements and associates, is the currency of the primary economic environment in which that entity operates. For many of these entities, this is the currency of the country in which they are located. Transactions denominated in other currencies are converted to the functional currency at the exchange rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated at period-end exchange rates.

The Group’s financial statements are presented in US dollars, as that presentation currency most reliably reflects the global business performance of the Group as a whole. On consolidation, income statement items for each entity are translated from the functional currency into US dollars at average rates of exchange, except for material one-off transactions, which are translated at the rate prevailing on the transaction date. Balance sheet items are translated into US dollars at period-end exchange rates.

Exchange differences arising on the translation of the net assets of entities with functional currencies other than the US dollar are recognised directly in the currency translation reserve. These translation differences are shown in the statement of comprehensive income, with the exception of translation adjustments relating to Rio Tinto Limited’s share capital which are shown in the statement of changes in equity.

Where an intragroup balance is, in substance, part of the Group’s net investment in an entity, exchange gains and losses on that balance are taken to the currency translation reserve.

Except as noted above, or in note 1(p) relating to derivative contracts, all other exchange differences are charged or credited to the income statement in the year in which they arise.

(e) Goodwill and intangible assets (excluding exploration and evaluation expenditure) (notes 12 and 13)

Goodwill is not amortised; it is tested annually for impairment or more frequently if events or changes in circumstances indicate a potential impairment. Investments in EAUs, including any goodwill, are tested for impairment as a single asset when a trigger for impairment has been identified. The Group’s impairment policy is explained in note 1(i).

Purchased intangible assets are initially recorded at cost. Finite-life intangible assets are amortised over their useful economic lives on a straight-line or units of production basis, as appropriate. Intangible assets that are deemed to have indefinite lives and intangible assets that are not yet ready for use are not amortised; they are reviewed annually for impairment or more frequently if events or changes in circumstances indicate a potential impairment in accordance with accounting policy note 1(i).

The Group considers that intangible assets have indefinite lives when, based on an analysis of all of the relevant factors, there is no foreseeable limit to the period over which the asset is expected to generate cash flows for the Group. The factors considered in making this judgment include the existence of contractual rights for unlimited terms or evidence that renewal of the contractual rights without significant incremental cost can be expected for indefinite future periods in view of the Group’s investment intentions. The life cycles of the products and processes that depend on the asset are also considered.

(f) Exploration and evaluation (note 13)

Exploration and evaluation expenditure comprises costs that are directly attributable to:

–	researching and analysing existing exploration data;
–	conducting geological studies, exploratory drilling and sampling;
–	examining and testing extraction and treatment methods; and/or
–	compiling various studies (order of magnitude, pre-feasibility and feasibility).

Exploration expenditure relates to the initial search for deposits with economic potential. Expenditure on exploration activity undertaken by the Group is not capitalised.

Evaluation expenditure relates to a detailed assessment of deposits or other projects (including smelter and refinery projects) that have been identified as having economic potential. Capitalisation of evaluation expenditure commences when there is a high degree of confidence that the Group will determine that a project is commercially viable, that is the project will provide a satisfactory return relative to its perceived risks, and therefore it is considered probable that future economic benefits will flow to the Group. The Group’s view is that a high degree of confidence is greater than “more likely than not” (that is, greater than 50 per cent certainty) and less than “virtually certain” (that is, less than 90 per cent certainty).

Assessing whether there is a high degree of confidence that the Group will ultimately determine that an evaluation project is commercially viable requires a significant degree of judgment and consideration of all relevant factors such as the nature and objective of the project; the project’s current stage; project timeline; current estimates of the project’s net present value, including sensitivity analyses for the key assumptions; and the main risks of the project. Development expenditure incurred prior to the decision to proceed is subject to the same criteria for capitalisation, being a high degree of confidence that the Group will ultimately determine that a project is commercially viable.

In some cases, undeveloped projects are regarded as successors to orebodies, smelters or refineries currently in production. Where this is the case, it is intended that these will be developed and go into production when the current source of ore is exhausted or when existing smelters or refineries are closed.

Ore reserves may be declared for an undeveloped mining project before its commercial viability has been fully determined. Evaluation costs may continue to be capitalised during the period between declaration of ore reserves and approval to mine as further work is undertaken in order to refine the development case to maximise the project’s returns.

In accordance with IFRS 6 “Exploration for and Evaluation of Mineral Resources”, the criteria for the capitalisation of evaluation costs are applied consistently from period to period.

The carrying values of capitalised evaluation expenditure for undeveloped mining projects (projects for which the decision to mine has not yet been approved at the appropriate authorisation level within the Group) are reviewed at each reporting date for indicators of impairment in accordance with IFRS 6, and when indicators are identified are tested in accordance with IAS 36. Evaluation expenditure for non-mining projects is reviewed and tested under IAS 36.

In the case of undeveloped mining projects which have arisen through acquisition, the allocation of the purchase price consideration may result in undeveloped properties being recognised at an earlier stage of project evaluation compared with projects arising from the Group’s exploration and evaluation programme. Subsequent expenditure on acquired undeveloped projects is only capitalised if it meets the high degree of confidence threshold discussed above.

The impairment review is based on a status report summarising the Group’s intentions to recover value through development, sale or other partnering arrangements. If a project does not prove viable and is cancelled, all irrecoverable costs associated with the project net of any previously recorded impairment provisions are charged to the income statement.

(g) Property, plant and equipment (note 14)

Once an undeveloped mining project has been determined as commercially viable and approval to mine has been given, expenditure other than that on land, buildings, plant, equipment and capital work in progress is capitalised under “Mining properties and leases” together with any amount transferred from “Exploration and evaluation”.

Costs which are necessarily incurred whilst commissioning new assets, in the period before they are capable of operating in the manner intended by management, are capitalised. Development costs incurred after the commencement of production are capitalised to the extent they are expected to give rise to a future economic benefit. Interest on borrowings related to construction or development projects is capitalised, at the rate payable on project-specific debt if applicable or at the Group or subsidiary’s cost of borrowing if not, until the point when substantially all the activities that are necessary to make the asset ready for its intended use are complete. It may be appropriate to use a subsidiary’s cost of borrowing when the debt was negotiated based on the financing requirements of that subsidiary.

Property, plant and equipment is stated at cost, as defined in IAS 16, less accumulated depreciation and accumulated impairment losses. The cost of property, plant and equipment includes, where applicable, the estimated close-down and restoration costs associated with the asset.

Notes to the 2017 financial statements
continued

1 Principal accounting policies continued

(h) Deferred stripping (note 14)

In open pit mining operations, overburden and other waste materials must be removed to access ore from which minerals can be extracted economically. The process of removing overburden and waste materials is referred to as stripping. During the development of a mine (or, in some instances, pit; see below), before production commences, stripping costs related to a component of an orebody are capitalised as part of the cost of construction of the mine (or pit) and are subsequently amortised over the life of the mine (or pit) on a units of production basis.

Where a mine operates several open pits that are regarded as separate operations for the purpose of mine planning, initial stripping costs are accounted for separately by reference to the ore from each separate pit. If, however, the pits are highly integrated for the purpose of mine planning, the second and subsequent pits are regarded as extensions of the first pit in accounting for stripping costs. In such cases, the initial stripping (i.e. overburden and other waste removal) of the second and subsequent pits is considered to be production phase stripping (see below).

The Group’s judgment as to whether multiple pit mines are considered separate or integrated operations depends on each mine’s specific circumstances.

The following factors would point towards the initial stripping costs for the individual pits being accounted for separately:

–	If mining of the second and subsequent pits is conducted consecutively following that of the first pit, rather than concurrently.
–	If separate investment decisions are made to develop each pit, rather than a single investment decision being made at the outset.
–	If the pits are operated as separate units in terms of mine planning and the sequencing of overburden removal and ore mining, rather than as an integrated unit.
–	If expenditures for additional infrastructure to support the second and subsequent pits are relatively large.
–	If the pits extract ore from separate and distinct orebodies, rather than from a single orebody.

If the designs of the second and subsequent pits are significantly influenced by opportunities to optimise output from several pits combined, including the co-treatment or blending of the output from the pits, then this would point to treatment as an integrated operation for the purposes of accounting for initial stripping costs.

The relative importance of each of the above factors is considered in each case.

In order for production phase stripping costs to qualify for capitalisation as a stripping activity asset, three criteria must be met:

–	It must be probable that there will be an economic benefit in a future accounting period because the stripping activity has improved access to the orebody;
–	It must be possible to identify the “component” of the orebody for which access has been improved; and
–	It must be possible to reliably measure the costs that relate to the stripping activity.

A “component” is a specific section of the orebody that is made more accessible by the stripping activity. It will typically be a subset of the larger orebody that is distinguished by a separate useful economic life (for example, a pushback).

Production phase stripping can give rise to two benefits: the extraction of ore in the current period and improved access to ore which will be extracted in future periods. When the cost of stripping which has a future benefit is not distinguishable from the cost of producing current inventories, the stripping cost is allocated to each of these activities based on a relevant production measure using a life-of-component strip ratio. The ratio divides the tonnage of waste mined for the component for the period either by the quantity of ore mined for the component or by the quantity of minerals contained in the ore mined for the component. In some operations, the quantity of ore is a more appropriate basis for allocating costs, particularly where there are significant by-products. Stripping costs for the component are deferred to the extent that the current period ratio exceeds the life of component ratio. The stripping activity asset is depreciated on a “units of production” basis based on expected production of either ore or minerals contained in the ore over the life of the component unless another method is more appropriate.

The life-of-component ratios are based on the ore reserves of the mine (and for some mines, other mineral resources) and the annual mine plan; they are a function of the mine design and, therefore, changes to that design will generally result in changes to the ratios. Changes in other technical or economic parameters that impact the ore reserves (and for some mines, other mineral resources) may also have an impact on the life-of-component ratios even if they do not affect the mine design. Changes to the ratios are accounted for prospectively.

It may be the case that subsequent phases of stripping will access additional ore and that these subsequent phases are only possible after the first phase has taken place. Where applicable, the Group considers this on a mine-by-mine basis. Generally, the only ore attributed to the stripping activity asset for the purposes of calculating a life-of-component ratio, and for the purposes of amortisation, is the ore to be extracted from the originally identified component.

Deferred stripping costs are included in “Mining properties and leases” within “Property, plant and equipment” or within “Investments in equity accounted units”, as appropriate. Amortisation of deferred stripping costs is included in “Depreciation of property, plant and equipment” within “Net operating costs” or in “Share of profit after tax of equity accounted units”, as appropriate.

(i) Depreciation and impairment (notes 13 and 14)

Depreciation of non-current assets

Property, plant and equipment is depreciated over its useful life, or over the remaining life of the mine or smelter or refinery if that is shorter and there is no reasonable alternative use for the asset by the Group.

The useful lives of the major assets of a cash-generating unit are often dependent on the life of the orebody to which they relate. Where this is the case, the lives of mining properties, and their associated refineries, concentrators and other long-lived processing equipment are generally limited to the expected life of the orebody. The life of the orebody, in turn, is estimated on the basis of the life-of-mine plan. Where the major assets of a cash-generating unit are not dependent on the life of a related orebody, management applies judgment in estimating the remaining service potential of long-lived assets. Factors affecting the remaining service potential of smelters include, for example, smelter technology and electricity purchase contracts when power is not sourced from the company’s, or in some cases a local government’s, renewably sourced electricity generating capacity.

The useful lives and residual values for material assets and categories of assets are reviewed annually and changes are reflected prospectively.

Depreciation commences when an asset is available for use. The major categories of property, plant and equipment are depreciated on a units of production and/or straight-line basis as follows:

Units of production basis

For mining properties and leases and certain mining equipment, consumption of the economic benefits of the asset is linked to production. Except as noted below, these assets are depreciated on the units of production basis.

In applying the units of production method, depreciation is normally calculated based on production in the period as a percentage of total expected production in current and future periods based on ore reserves and, for some mines, other mineral resources. Other mineral resources may be included in the calculations of total expected production in limited circumstances where there are very large areas of contiguous mineralisation, for which the economic viability is not sensitive to likely variations in grade, as may be the case for certain iron ore, bauxite and industrial minerals deposits and where there is a high degree of confidence that the other mineral resources can be extracted economically. This would be the case when the other mineral resources do not yet have the status of ore reserves merely because the necessary detailed evaluation work has not yet been performed and the responsible technical personnel agree that inclusion of a proportion of measured and indicated resources in the calculation of total expected production is appropriate based on historical reserve conversion rates.

The required level of confidence is unlikely to exist for minerals that are typically found in low-grade ore (as compared with the above), such as copper or gold. In these cases, specific areas of mineralisation have to be evaluated in considerable detail before their economic status can be predicted with confidence.

Where measured and indicated resources are used in the calculation of depreciation for infrastructure, primarily rail and port, which will benefit current and future mines, then the measured and indicated resources may relate to mines which are currently in production or to mines where there is a high degree of confidence that they will be brought into production in the future. The quantum of mineral resources is determined taking into account future capital costs as required by the JORC code. The depreciation calculation, however, applies to current mines only and does not take into account future development costs for mines which are not yet in production. Measured and indicated resources are currently incorporated into depreciation calculations in the Group’s Australian iron ore business.

Straight-line basis

Assets within operations for which production is not expected to fluctuate significantly from one year to another or which have a physical life shorter than the related mine are depreciated on a straight-line basis.

Impairment charges/reversals of non-current assets

Impairment charges and reversals are assessed at the level of cash-generating units which, in accordance with IAS 36 “Impairment of Assets”, are identified as the smallest identifiable asset or group of assets that generate cash inflows, which are largely independent of the cash inflows from other assets. Separate cash-generating units are identified where an active market exists for intermediate products, even if the majority of those products are further processed internally. Impairment of financial assets is evaluated in accordance with IAS 39.

In some cases, individual business units consist of several operations with independent cash-generating streams which constitute separate cash-generating units.

Goodwill acquired through business combinations is allocated to the cash-generating unit or groups of cash-generating units that are expected to benefit from the related business combination, and tested for impairment at the lowest level within the Group at which goodwill is monitored for internal management purposes.  All goodwill, intangible assets that have an indefinite life and intangible assets that are not ready for use are tested annually for impairment as at 30 September, regardless of whether there has been an impairment trigger, or more frequently if events or changes in circumstances indicate a potential impairment.

Property, plant and equipment and intangible assets with finite lives are reviewed for impairment if there is an indication that the carrying amount may not be recoverable. The Group conducts an internal review of the asset values annually as at 30 September which is used as a source of information to assess for indications of impairment or reversal of previously recognised impairment losses. External factors, such as changes in forecasted commodity prices, costs and other market factors as well as internal factors such as cancellation of a project or reduced project scope, are also monitored to assess for indications of impairment or reversal of previously recognised impairment losses. If any such indication exists then an impairment review is undertaken; the recoverable amount is assessed by reference to the higher of value in use (being the net present value of expected future cash flows of the relevant cash-generating unit in its current condition) and fair value less costs of disposal (FVLCD).

When the recoverable amount of the cash-generating unit is measured by reference to FVLCD, this amount is further classified in accordance with the fair value hierarchy for observable market data that is consistent with the unit of account for the cash-generating unit being tested. The Group considers that the best evidence of FVLCD is the value obtained from an active market or binding sale agreement and, in this case, the recoverable amount is classified in the fair value hierarchy as level 1. When FVLCD is based on quoted prices for equity instruments but adjusted to reflect factors such as a lack of liquidity in the market, the recoverable amount is classified as level 2 in the fair value hierarchy. No cash-generating units are currently assessed for impairment by reference to a recoverable amount based on FVLCD classified as level 1 or level 2.

Where unobservable inputs are material to the measurement of the recoverable amount, FVLCD is based on the best information available to reflect the amount the Group could receive for the cash-generating unit in an orderly transaction between market participants at the measurement date. This is often estimated using discounted cash flow techniques and is classified as level 3 in the fair value hierarchy.

Where the recoverable amount is assessed using FVLCD based on discounted cash flow techniques, the resulting estimates are based on detailed life-of-mine and/or long-term production plans. These may include anticipated expansions which are at the evaluation stage of study.

The cash flow forecasts for FVLCD purposes are based on management’s best estimates of expected future revenues and costs, including the future cash costs of production, capital expenditure, and closure, restoration and environmental costs. For the purposes of determining FVLCD from a market participant’s perspective, the cash flows incorporate management’s price and cost assumptions in the short and medium term. In the longer term, operating margins are assumed to remain constant where appropriate; as it is considered unlikely that a market participant would prepare detailed forecasts over a longer term. The cash flow forecasts may include net cash flows expected to be realised from the extraction, processing and sale of material that does not currently qualify for inclusion in ore reserves. Such non-reserve material is only included when there is a high degree of confidence in its economic extraction. This expectation is usually based on preliminary drilling and sampling of areas of mineralisation that are contiguous with existing ore reserves. Typically, the additional evaluation required to achieve reserves status for such material has not yet been done because this would involve incurring evaluation costs earlier than is required for the efficient planning and operation of the mine.

As noted above, cost levels incorporated in the cash flow forecasts for FVLCD purposes are based on the current life-of-mine plan or long-term production plan for the cash-generating unit. This differs from value in use which requires future cash flows to be estimated for the asset in its current condition and therefore does not include future cash flows associated with improving or enhancing an asset’s performance. Anticipated enhancements to assets may be included in FVLCD calculations and, therefore, generally result in a higher value.

Where the recoverable amount of a cash-generating unit is dependent on the life of its associated orebody, expected future cash flows reflect the current life of mine and/or long-term production plans, which are based on detailed research, analysis and iterative modelling to optimise the level of return from investment, output and sequence of extraction. The mine plan takes account of all relevant characteristics of the orebody, including waste-to-ore ratios, ore grades, haul distances, chemical and metallurgical properties of the ore impacting process recoveries and capacities of processing equipment that can be used. The life-of-mine plan and/or long term production plans are, therefore, the basis for forecasting production output and production costs in each future year.

Notes to the 2017 financial statements
continued

1 Principal accounting policies continued

Forecast cash flows for ore reserve estimation for JORC purposes are generally based on Rio Tinto’s commodity price forecasts, which assume short-term market prices will revert to the Group’s assessment of the long-term price, generally over a period of three to five years. For most commodities, these forecast commodity prices are derived from a combination of analyses of the marginal costs of the producers and of the incentive price of these commodities. These assessments often differ from current price levels and are updated periodically. The Group does not believe that published medium and long-term forward prices necessarily provide a good indication of future levels because they tend to be strongly influenced by spot prices. The price forecasts used for ore reserve estimation are generally consistent with those used for impairment testing unless management deems that in certain economic environments, a market participant would not assume Rio Tinto’s view on prices, in which case in preparing FVLCD impairment calculations management estimates the assumptions that a market participant would be expected to use.

Forecast future cash flows of a cash-generating unit take into account the sales prices under existing sales contracts.

The discount rates applied to the future cash flow forecasts represent an estimate of the rate the market would apply having regard to the time value of money and the risks specific to the asset for which the future cash flow estimates have not been adjusted. The Group’s weighted average cost of capital is generally used as a starting point for determining the discount rates, with appropriate adjustments for the risk profile of the countries in which the individual cash-generating units operate. For final feasibility studies and ore reserve estimation, internal hurdle rates, which are generally higher than the Group’s weighted average cost of capital, are used. For developments funded with project finance, the debt component of the weighted average cost of capital may be calculated by reference to the specific interest rate of the project finance and anticipated leverage of the project.

For operations with a functional currency other than the US dollar, the impairment review is undertaken in the relevant functional currency. In estimating FVLCD, internal forecasts of exchange rates take into account spot exchange rates, historical data and external forecasts, and are kept constant in real terms after five years. The great majority of the Group’s sales are based on prices denominated in US dollars. To the extent that the currencies of countries in which the Group produces commodities strengthen against the US dollar without an increase in commodity prices, cash flows and, therefore, net present values are reduced. Management considers that over the long term, there is a tendency for movements in commodity prices to compensate to some extent for movements in the value of the US dollar, particularly against the Australian dollar and Canadian dollar, and vice versa. However, such compensating changes are not synchronised and do not fully offset each other. In estimating value in use, the present value of future cash flows in foreign currencies is translated at the spot exchange rate on the testing date.

Non-current assets (excluding goodwill) that have suffered impairment are reviewed using the same basis for valuation as explained above whenever events or changes in circumstances indicate that the impairment loss may no longer exist, or may have decreased. If appropriate an impairment reversal will be recognised. The carrying amount of the cash-generating unit after reversal must be the lower of (a) the recoverable amount, as calculated above, and (b) the carrying amount that would have been determined (net of amortisation or depreciation) had no impairment loss been recognised for the cash-generating unit in prior periods.

An onerous contract is defined under IAS 37 “Provisions, Contingent Liabilities and Contingent Assets” as a contract under which the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received under it. Provision is made when the assets dedicated to the contract are fully impaired or the contract becomes stranded as a result of a business decision.

(j) Determination of ore reserve and mineral resource estimates

The Group estimates its ore reserves and mineral resources based on information compiled by Competent Persons as defined in accordance with the JORC code.

Ore reserves and, for certain mines, other mineral resources, determined in this way are used in the calculation of depreciation, amortisation and impairment charges and for forecasting the timing of the payment of close-down and restoration costs and the recovery of deferred tax assets. The depreciation and impairment policy above notes instances in which mineral resources are taken into account for accounting purposes. In addition, value may be attributed to mineral resources in purchase price allocations undertaken for the purposes of business combination accounting.

For the purposes of disclosure only with this combined Annual report on Form 20-F estimates of ore reserves have been computed in accordance with the SEC’s Industry Guide 7, rather than in accordance with the JORC code, and are shown on pages 228 to 237. Ore reserves presented in accordance with SEC Industry Guide 7 do not exceed the quantities that, it is estimated, could be extracted economically if future prices were to be in line with the average of historical prices for the three years to 30 June 2017, or contracted prices where applicable. For this purpose, contracted prices are applied only to future sales volumes for which the price is predetermined by an existing contract; and the average of historical prices is applied to expected sales volumes in excess of such amounts. Moreover, reported ore reserve estimates have not been increased above the levels expected to be economic based on Rio Tinto’s own long term price assumptions. Therefore, a reduction in commodity prices from the three year average historical price levels would not necessarily give rise to a reduction in reported ore reserves.

(k) Close-down, restoration and environmental obligations (note 26)

The Group has provisions for close-down and restoration costs which include the dismantling and demolition of infrastructure, the removal of residual materials and the remediation of disturbed areas for mines and certain refineries and smelters. These provisions are based on all regulatory requirements and any other commitments made to stakeholders.

Closure provisions are not made for those operations that have no known restrictions on their lives as the closure dates cannot be reliably estimated. This applies primarily to certain Canadian  smelters which have indefinite-lived water rights or power agreements for renewably sourced power with local governments.

Close-down and restoration costs are a normal consequence of mining or production, and the majority of close-down and restoration expenditure is incurred in the years following closure of the mine, refinery or smelter. Although the ultimate cost to be incurred is uncertain, the Group’s businesses estimate their costs using current restoration standards and techniques.

Close-down and restoration costs are provided for in the accounting period when the obligation arising from the related disturbance occurs, based on the net present value of the estimated future costs of restoration to be incurred during the life of the operation and post closure. Where appropriate, the provision is estimated using probability weighting of the different remediation and closure scenarios. The obligation may occur during development or during the production phase of a facility.

Provisions for close-down and restoration costs do not include any additional obligations which are expected to arise from future disturbance.

The costs are estimated on the basis of a closure plan, and are reviewed at each reporting period during the life of the operation to reflect known developments. The estimates are also subject to formal review, with appropriate external support, at regular intervals.

The initial close-down and restoration provision is capitalised within “Property, plant and equipment”. Subsequent movements in the close-down and restoration provisions for ongoing operations, including those resulting from new disturbance related to expansions or other activities qualifying for capitalisation, updated cost estimates, changes to the estimated lives of operations, changes to the timing of closure activities and revisions to discount rates are also capitalised within “Property, plant and equipment”. These costs are then depreciated over the lives of the assets to which they relate. Changes in closure provisions relating to closed operations are charged/credited to “Net operating costs” in the income statement.

Where rehabilitation is conducted systematically over the life of the operation, rather than at the time of closure, provision is made for the estimated outstanding continuous rehabilitation work at each balance sheet date and the cost is charged to the income statement.

The amortisation or “unwinding” of the discount applied in establishing the provisions is charged to the income statement in each accounting period. The amortisation of the discount is shown within “Finance items” in the income statement.

Environmental costs result from environmental damage that was not a necessary consequence of operations, and may include remediation, compensation and penalties. Provision is made for the estimated present value of such costs at the balance sheet date. These costs are charged to “Net operating costs”, except for the unwinding of the discount which is shown within “Finance items”.

Remediation procedures may commence soon after the time the disturbance, remediation process and estimated remediation costs become known, but can continue for many years depending on the nature of the disturbance and the remediation techniques used.

(l) Inventories (note 16)

Inventories are valued at the lower of cost and net realisable value, primarily on a weighted average cost basis. Average costs are calculated by reference to the cost levels experienced in the relevant month together with those in opening inventory. The cost of raw materials and consumable stores is the purchase price. The cost of partly-processed and saleable products is generally the cost of production, including:

–	labour costs, materials and contractor expenses which are directly attributable to the extraction and processing of ore or the production of alumina and aluminium;
–	the depreciation of mining properties and leases and of property, plant and equipment used in the extraction and processing of ore or the production of alumina and aluminium; and
–	production overheads.

Work in progress includes ore stockpiles and other partly processed material. Stockpiles represent ore that has been extracted and is available for further processing. If there is significant uncertainty as to if and/or when the stockpiled ore will be processed, the ore is expensed as mined. If the ore will not be processed within 12 months after the balance sheet date, it is included within non-current assets and net realisable value is calculated on a discounted cash flow basis. Quantities of stockpiled ore are assessed primarily through surveys and assays. Certain estimates, including expected metal recoveries, are calculated using available industry, engineering and scientific data, and are periodically reassessed taking into account technical analysis and historical performance.

(m) Taxation (note 9 and note 17)

Current tax is the tax expected to be payable on the taxable income for the year calculated using rates that have been enacted or substantively enacted at the balance sheet date. It includes adjustments for tax expected to be payable or recoverable in respect of previous periods. Where the amount of tax payable or recoverable is uncertain, Rio Tinto establishes provisions based on the Group’s judgment of the most likely amount of the liability, or recovery.

Deferred tax is calculated in accordance with IAS 12. The Group provides for deferred tax in respect of fair value adjustments on acquisitions including mining rights that, in general, are not eligible for income tax allowances. Provision for deferred tax is based on the difference between the carrying value of the asset and its income tax base (which may be nil). Even when there is no income tax base, the existence of a tax base for capital gains tax purposes is not usually taken into account in determining the deferred tax provision for the assets, unless they are classified as held for sale or it is determined for other reasons that the carrying amount is expected to be recovered primarily through disposal and not through use of the assets.

(n) Post-employment benefits (note 44)

The Group operates a number of defined benefit plans which provide lump sums, pensions, medical benefits and life insurance to retirees. In accordance with IAS 19, for post-employment defined benefit plans, the difference between the fair value of any plan assets and the present value of the plan obligations is recognised as an asset or liability in the balance sheet.

Where appropriate, the recognition of assets may be restricted to the present value of any amounts the Group expects to recover by way of refunds from the plan or reductions in future contributions. In determining the extent to which a refund will be available the Group considers whether any third party, such as a trustee or pension committee, has the power to enhance benefits or to wind up a pension plan without the Group’s consent.

The most significant assumptions used in accounting for pension plans are the discount rate, the inflation rate and mortality rates. The discount rate is used to determine the net present value of the obligations, the interest cost on the obligations and the interest income on plan assets. The discount rate used is the yield on high-quality corporate bonds with maturities and terms that match those of the post-employment obligations as closely as possible. Where there is no developed corporate bond market in a currency, the rate on government bonds is used. The inflation rate is used to project increases in future benefit payments for those plans that have benefits linked to inflation. The mortality rates are used to project the period over which benefits will be paid, which is then discounted to arrive at the net present value of the obligations.

The current service cost, any past service cost and the effect of any curtailment or settlements are recognised in the income statement. The interest cost less interest income on assets held in the plans is also charged to the income statement. All amounts charged to the income statement in respect of these plans are included within “Net operating costs” or in “Share of profit after tax of equity accounted units”, as appropriate.

The Group’s contributions to defined contribution plans are charged to the income statement in the period to which the contributions relate. These are included within “Net operating costs” or in “Share of profit after tax of equity accounted units”, as appropriate.

(o) Cash and cash equivalents (note 21)

For the purpose of the balance sheet, cash and cash equivalents comprise: cash on hand, deposits held with banks, and short-term, highly liquid investments (mainly money market funds) that are readily convertible into known amounts of cash and which are subject to insignificant risk of changes in value. Bank overdrafts are shown as current liabilities in the balance sheet.

Further detail on cash and cash equivalents, including restricted cash, is shown in note 21).

For the purposes of the cash flow statement, cash and cash equivalents are net of bank overdrafts that are repayable on demand.

(p) Financial instruments (note 30)

(i) Financial assets

Classification

The Group classifies its financial assets in the following categories: at fair value through profit or loss; loans and receivables; held-to-maturity; and available-for-sale investments. The classification depends on the purpose for which the financial assets were acquired. The Group’s policy with regard to financial risk management is set out in note 30. Generally, the Group does not acquire financial assets for the purpose of selling in the short term. When the Group enters into derivative contracts, these transactions are designed to reduce exposures related to assets and liabilities, firm commitments or anticipated transactions.

Management determines the classification of financial assets at initial recognition.

(a) Financial assets at fair value through profit or loss

Assets in this category are classified as current assets if expected to be settled within 12 months, otherwise they are classified as non-current. Derivative assets, including embedded derivatives separated from the host contracts, are included within financial assets at fair value through profit or loss unless they are designated as hedging instruments.

(b) Loans and receivables

Loans and receivables comprise non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. Trade receivables are included within this category; however, the embedded derivatives for provisional pricing included within some trade receivables are valued as explained in note 1(c) Sales revenue.

(c) Held-to-maturity

Held-to-maturity investments are non-derivative financial assets with fixed or determinable payments and fixed maturity that the Group has the intention and ability to hold to maturity and which do not qualify as loans and receivables. Assets in this category are classified as Other investments and are classified as current assets or non-current assets based on their maturity.

Notes to the 2017 financial statements
continued

1 Principal accounting policies continued

(d) Available-for-sale

Available-for-sale financial assets are non-derivative financial assets that are either designated as available-for-sale or not classified in any of the other categories. Assets in this category are included in non-current assets unless the Group intends to dispose of the assets within 12 months of the balance sheet date or the asset matures within 12 months.

Recognition and measurement

Available-for-sale financial assets and financial assets at fair value through profit or loss are initially recognised at fair value and are subsequently measured at fair value. Initial transaction costs are expensed in the income statement for those assets at fair value through profit or loss. Loans and receivables and held-to-maturity financial assets are initially recognised at fair value plus transaction costs and are subsequently measured at amortised cost using the effective interest method.

The fair values of the various derivative instruments used for hedging purposes are disclosed in note 30. Movements on the hedging reserve are disclosed in note 29.

(ii) Financial liabilities

Borrowings and other financial liabilities (including trade payables but excluding derivative liabilities) are recognised initially at fair value, net of transaction costs incurred, and are subsequently measured at amortised cost.

The Group participates in supply chain finance arrangements whereby vendors may elect to receive early payment of their invoice from a bank by factoring their receivable from Rio Tinto. These arrangements do not modify the terms of the original liability and therefore, financial liabilities subject to supply chain finance continue to be classified as trade payables.

(q) Share-based payments (note 43)

The fair value of the Group’s share plans is recognised as an expense over the expected vesting period with an offset to retained earnings for Rio Tinto plc plans and to other reserves for Rio Tinto Limited plans.

The Group uses fair values provided by independent actuaries calculated using either a lattice-based option valuation model or a Monte Carlo simulation model.

The terms of each plan are considered at the balance sheet date to determine whether the plan should be accounted for as equity or cash settled. The Group does not operate any plans as cash-settled. However the Performance Share Plan can, at the discretion of the directors, offer employees an equivalent amount in cash. This is not standard practice. In some jurisdictions, employees are granted cash-settled awards where equity-settled awards are prohibited by local laws and regulations. The value of these awards is immaterial.

The Group’s equity-settled share plans are settled either by: the issuance of shares by the relevant parent company, the purchase of shares on market, or the use of shares held in treasury which were previously acquired as part of a share buy-back. If the cost of shares acquired to satisfy the plans differs from the expense charged, the difference is taken to retained earnings or other reserves, as appropriate.

(r) Share capital (notes 27 and 28)

Ordinary shares are classified as equity. Incremental costs directly attributable to the issuance of new shares are shown in equity as a deduction, net of tax, from the proceeds.

Where any Group company purchases the Group’s equity share capital (treasury shares), the consideration paid, including any directly attributable incremental costs (net of income taxes) is deducted from equity attributable to owners of Rio Tinto. Where such shares are subsequently reissued, any consideration received, net of any directly-attributable incremental costs and the related income tax effects, is included in equity attributable to owners of Rio Tinto. If purchased Rio Tinto plc shares are cancelled, an amount equal to the nominal value of the cancelled share is credited to the capital redemption reserve.

(s) Segment reporting (notes 2 and 3)

Operating segments are reported in a manner consistent with the internal reporting provided to the chief operating decision maker (CODM). The Group considers that Rio Tinto’s chief executive is the CODM, who is responsible for allocating resources and assessing performance of the operating segments.

Critical accounting policies and estimates

(i) Determination of CGUs, assessment of indicators of impairment, review of asset carrying values, impairment charges and reversals and the recoverability of goodwill (notes 6, 12 and 13)

Impairment is assessed at the Cash Generating Unit (CGU) level. A CGU is the smallest identifiable asset or group of assets that generates independent cash inflows.  Judgment is applied to identify the Group’s CGUs, particularly when assets belong to integrated operations, and changes in CGUs could impact impairment charges and reversals.

External and internal factors are monitored for indicators of impairment and include an annual internal review of asset values as described in note (i) above. Judgment is required to determine whether the impact of adverse spot commodity price movements is significant and structural in nature. There were no material instances of this judgment as at 31 December 2017.

Generally, discounted cash flow models are used to determine the recoverable amount of CGUs. In this case, significant judgment is required to determine the appropriate estimates and assumptions used and there is significant estimation uncertainty.  In particular, for fair value less costs of disposal valuations, judgment is required to determine the estimates a market participant would use. The discounted cash flow model is most sensitive to the following estimates: the timing of project expansions, the cost to complete asset construction, long-term commodity prices, production timing and recovery rates, exchange rates, operating costs, reserve estimates, closure costs and discount rates and, in some instances, the renewal of mining licences. Some of these variables are unique to an individual CGU.  Future changes in these variables may differ from management’s expectations and may materially alter the recoverable amounts of the CGUs.

Note (i) above also describes the Group’s methodology for estimating long-term commodity prices, exchange rates and discount rates for impairment testing purposes. Note 6 outlines the significant judgments, assumptions and sensitivities made for both measuring the impairments recorded and for determining whether a reversal of part or all of previous impairment was appropriate. Judgments, assumptions and sensitivities in relation to the testing of CGUs containing goodwill and indefinite-life intangible assets are outlined in notes 12 and 13 respectively.

(ii) Estimation of asset lives

Intangible assets are considered to have indefinite lives (and therefore no related depreciation or amortisation charge) if, in the Group’s judgment, there is no foreseeable limit to the period over which the asset is expected to generate cash flows. Factors that are considered in making this judgment include the existence of contractual rights for unlimited terms; or evidence that renewal of the contractual rights without significant incremental costs can be expected for indefinite periods into the future in view of the Group’s investment intentions.

The useful lives of the major assets of a CGU are often dependent on the life of the orebody to which they relate. The life of the orebody will be determined on the basis of the life-of-mine plan which is based on the estimates of ore reserves, and in some cases, mineral resources as described on page 234.

(iii) Provision for onerous contracts

Provision for an onerous contract is made only when the assets dedicated to that contract are fully impaired or the contract becomes stranded as a result of a business decision. Judgment is required in determining which assets are considered dedicated to a contract when there is optionality as to how the contract obligations can be settled.  Key estimates are the cash flows associated with the contract and the discount rate assumption. The Group has made provision in past periods for rail infrastructure take or pay contracts in the Coal business which were considered stranded. As at 31 December 2017 the balance of the provision was US$407 million.

(iv) Close-down, restoration and environmental obligations (note 26)

Provision is made for close-down, restoration and environmental costs when the obligation occurs, based on the net present value of estimated future costs required to satisfy the obligation. Management uses its judgment and experience to determine the potential scope of closure rehabilitation work required to meet the Group’s legal, statutory and constructive obligations, and any other commitments made to stakeholders, and the options and techniques available to meet those obligations and estimate the associated costs and the likely timing of those costs. Significant judgment is also required to determine both the costs associated with that work and the other assumptions used to calculate the provision. External experts support the cost estimation process where appropriate but there remains significant estimation uncertainty.

The key judgment in applying this accounting policy is determining when an estimate is sufficiently reliable to make or adjust a closure provision.

Closure provisions are not made for those operations that have no known restrictions on their lives as the closure dates cannot be reliably estimated. This applies primarily to certain Canadian smelters which have indefinite-lived water rights or power agreements for renewably sourced power with local governments.

Cost estimates are updated throughout the life of the operation; generally cost estimates must comply with the Group’s Capital Project Framework once the operation is ten years from expected closure. This means, for example, that where an Order of Magnitude (OoM) study is required for closure it must be of the same standard as an OoM study for a new mine, smelter or refinery. As at 31 December 2017, there are ten operations with remaining lives of under ten years before taking into account unapproved extensions; the largest of these is Rio Tinto Kennecott for which a pre-feasibility study is expected to be concluded in the next 24 months. Adjustments are made to provisions when the range of possible outcomes becomes sufficiently narrow to permit reliable estimation. Depending on the materiality of the change, adjustments may require review and endorsement by the Group’s Closure Steering Committee before the provision is updated.

In some cases, the closure study may indicate that monitoring and, potentially, remediation will be required in perpetuity. In this case, the provision may be restricted to a period for which the costs can be reliably estimated; on average this is around 30 years for operations in closure.

The most significant assumptions and estimates used in calculating the provision are:

–

The weighted average remaining lives of operations is shown in note 26 c). Some expenditure may be incurred before closure whilst the operation as a whole is in production. The length of any post closure monitoring period will depend on the specific site requirements; some expenditure can continue into perpetuity.

–

The probability weighting of possible closure scenarios. The most significant impact of probability weighting is at the Pilbara operations (Iron Ore) relating to infrastructure and incorporates the possibility that some infrastructure may be retained by the relevant State authorities post closure. The assignment of probabilities to this scenario reduces the closure provision by US$0.7 billion.

–

Appropriate sources on which to base the calculation of the risk-free discount rate.  At 31 December 2017 the carrying value of the close-down, restoration and environmental provision was US$9,983 million.  The change in carrying value of the provision which would result if the real discount rate was 0.5 per cent lower than that assumed by management is shown in note 26.

There is significant estimation uncertainty in the calculation of the provision and cost estimates can vary in response to many factors including:

–	Changes to the relevant legal or local/national government requirements and any other commitments made to stakeholders;
–	Review of remediation and relinquishment options;
–	Additional remediation requirements identified during the rehabilitation;
–	The emergence of new restoration techniques;
–	Change in the expected closure date;
–	Change in the discount rate and;
–	The effects of inflation.

Experience gained at other mine or production sites may also change expected methods or costs of closure, although elements of the restoration and rehabilitation of each site are relatively unique to a site. Generally, there is relatively limited restoration and rehabilitation activity and historical precedent elsewhere in the Group, or in the industry as a whole, against which to benchmark cost estimates.

The expected timing of expenditure can also change for other reasons, for example because of changes to expectations around ore reserves and mineral resources, production rates, renewal of operating licences or economic conditions.

As noted in note (k) above, changes in closure and restoration provisions for ongoing operations (other than the impact relating to current year production) are capitalised and therefore will impact assets and liabilities but have no impact on equity at the time the change is made. However, these changes will impact depreciation and the unwind of discount in future years. Changes in closure estimates at the Group’s ongoing operations could result in a material adjustment to assets and liabilities in the next 12 months.

Changes to closure cost estimates for closed operations, and changes to environmental cost estimates at any operation, would impact equity, however, the Group does not consider that there is significant risk of a change in estimates for these liabilities causing a material adjustment to equity in the next twelve months. Any new environmental incidents may require a material provision but cannot be predicted.

Cash flow estimates must be discounted at the risk free interest rate if this has a material effect on the provision. The selection of appropriate sources on which to base the calculation of the risk-free discount rate requires judgment. The two per cent real rate currently used by the Group is based on a number of inputs including observable historic yields on 30 year US Treasury Inflation Protected Securities (“TIPS”), and recommendations by independent valuation experts. These inputs are considered in the broader global context that spot yields remain volatile and somewhat depressed in response to macroeconomic turbulence in recent years.

(v) Deferral of stripping costs (note 14)

Stripping of waste materials takes place throughout the production phase of a surface mine or pit. The identification of components within a mine and of the life of component strip ratios requires judgment and is dependent on an individual mine’s design and the estimates inherent within that. Changes to that design may introduce new components and/or change the life of component strip ratios. Changes in other technical or economic parameters that impact ore reserves may also have an impact on the life of component strip ratios, even if they do not affect the mine’s design. Changes to the life of component strip ratios are accounted for prospectively.

The Group’s judgment as to whether multiple pit mines are considered separate or integrated operations determines whether initial stripping of a pit is deemed to be pre-production or production phase stripping and, therefore, the amortisation base for those costs. The analysis depends on each mine’s specific circumstances and requires judgment: another mining company could make a different judgment even when the fact pattern appears to be similar.

Notes to the 2017 financial statements
continued

1 Principal accounting policies continued

(vi) Uncertain tax positions

The Group operates across a large number of jurisdictions and is subject to periodic challenges by local tax authorities on a range of tax matters during the normal course of business, including transfer pricing, indirect taxes and transaction related issues. Where the amount of tax payable or recoverable is uncertain, the Group establishes provisions based on the Group’s interpretation of tax law and judgment of the most likely amount of the liability, or recovery. An alternative approach under current standards is to use a weighted average of various possible scenarios. The weighted average approach is required under IFRIC 23 “Uncertainty over Income Tax Treatments” which is mandatory in 2019 although for issues with a binary outcome, the most likely amount method can continue to be applied.  The Group is currently evaluating the impact of IFRIC 23 as noted on page 120. Further information on uncertain tax positions is given in note 9.

(vii) Recoverability of potential deferred tax assets (note 17)

The Group has tax losses, and other deductible temporary differences, mainly in Australian, Canadian, French, US and Mongolian taxable entities, that have the potential to reduce tax payments in future years. Deferred tax assets have been recognised to the extent that their recovery is probable, having regard to the availability of sufficient taxable temporary differences relating to the same taxation authority and the same taxable entity, the estimates of projected future taxable income of these taxable entities and after taking account of specific risk factors that are expected to affect the recovery of these assets including the risk of expiry of losses. Further information on deferred tax assets is given in note 17.

In addition to the risk of expiry of losses the projections on which recovery of tax losses are based are subject to the same estimation uncertainty as noted in (i) above in relation to impairment. The key judgment in the application of this accounting policy is the recognition of deferred tax assets for losses where the operation is not currently profitable for tax purposes.

(viii) Identification of functional currencies

The functional currency for each subsidiary, unincorporated arrangement, joint operation and equity accounted unit, is the currency of the primary economic environment in which it operates. Determination of functional currency involves significant judgment and other companies may make different judgments based on similar facts. For many of Rio Tinto’s businesses, their functional currency is the currency of the country in which they operate. The Group reconsiders the functional currency of its businesses if there is a change in the underlying transactions, events or conditions which determine their primary economic environment.

The determination of functional currency is a key judgment which affects the measurement of non-current assets included in the balance sheet and, as a consequence, the amortisation of those assets included in the income statement. It also impacts exchange gains and losses included in the income statement and in equity. The Group applies judgment to determine whether or not certain intragroup loans are likely to be repaid in the foreseeable future and therefore whether the associated exchange gains and losses can be taken to equity. During 2017, A$21 billion of intragroup loans continued to meet these criteria and associated exchange gains were taken to equity.

(ix) Estimation of obligations for post-employment costs (note 44)

The value of the Group’s obligations for post-employment benefits is dependent on the amount of benefits that are expected to be paid out, discounted to the balance sheet date. The discount rate is a key assumption and is based upon the yields on high quality corporate bonds in the relevant currency which have durations consistent with the term of the obligations. The discount rate will vary from one period to another in line with movements in corporate bond yields, but at any given measurement date there is relatively little estimation uncertainty. This rate is also used to calculate the interest cost on obligations and interest income on plan assets.

The following key assumptions are used to calculate the estimated benefit: future pay increases to be received by members of final pay plans, the level of inflation (for those benefits that are subject to some form of inflation protection), current mortality rates and future improvements in mortality rates:

–	The assumption regarding future inflation is based on market yields on inflation linked instruments, where possible, combined with consensus views.
–

The Group reviews the actual mortality rates of retirees in its major pension plans on a regular basis and uses these rates to set its current mortality assumptions. It also uses its judgment with respect to allowances for future improvements in longevity having regard to standard improvement scales in each relevant country and after taking external actuarial advice.

Most of the Group’s defined benefit pension plans are closed to new entrants and the majority of the obligations relate to former employees. The carrying value of the Group’s post-employment obligations is therefore less sensitive to assumptions about future salary increases than it is to assumptions regarding future inflation.

Details of the key assumptions, how they have moved since the previous balance sheet date and the sensitivity of the carrying value to changes in the assumptions are set out in note 44.

(x) Contingencies (note 31)

Disclosure is made of material contingent liabilities unless the possibility of any loss arising is considered remote based on the Group’s judgment and legal advice. Contingent liabilities are quantified unless, in the Group’s judgment, the amount cannot be reliably estimated.

(xi) Basis of consolidation (notes 33 to 36)

Judgment is sometimes required to determine whether after considering all relevant factors, the Group has control, joint control or significant influence over an entity or arrangement. Other companies may make different judgments regarding the same entity or arrangement. Significant influence includes situations of collective control (see note 36a).

(xii) Exclusions from underlying earnings (note 2)

As set out in note 2), certain items are excluded from net earnings/(loss) in arriving at underlying earnings in each period irrespective of materiality. In addition, there is a final judgmental category which includes, where applicable, other credits and charges that, individually or in aggregate if of a similar type, are of a nature or size to require exclusion in order to provide additional insight into underlying business performance. The exclusion of the impact of the remeasurement of deferred tax assets in the US and other jurisdictions for rate changes, of the derecognition of deferred tax assets related to expected divestments and of an element of the insurance proceeds received in relation to the Manefay slide were the only judgments in this respect in 2017; the treatment of the insurance proceeds was consistent with prior years.

Rio Tinto plc [member]
Disclosure Of Accounting Policies And Estimates [Line Items]
Principal accounting policies

Rio Tinto plc
continued

A Principal accounting policies

a. Basis of preparation

The Rio Tinto plc company financial statements have been prepared using the historical cost convention, as modified by the revaluation of certain financial liabilities and in accordance with the UK Companies Act 2006 and FRS 101. The financial statements have been prepared on a going concern basis.

The accounting policies set out below have been applied consistently to all periods presented in these financial statements. The following exemptions available under FRS 101 have been applied:

–

Paragraphs 45(b) and 46 to 52 of IFRS 2, “Share-based payment” (details of the number and weighted average exercise prices of share options and how the fair value of goods and services received was determined).

–	Paragraphs 91-99 of IFRS 13 “Fair value measurement” (disclosure of valuation techniques and inputs used for fair value measurement of assets and liabilities).
–	IFRS 7 “Financial Instruments: Disclosures”.
–	Paragraph 38 of IAS 1 “Presentation of financial statements”, comparative information requirements in respect of Paragraph 79(a)(iv) of IAS 1.
–	The following paragraphs of IAS 1 “Presentation of financial statements”:
–	10 (d) (statement of cash flows);
–	16 (statement of compliance with all IFRS);
–	38A (requirement for minimum of two primary statements, including cash flow statements);
–	38B-D (additional comparative information);
–	111 (cash flow statement information); and
–	134-136 (capital management disclosures).
–	IAS 7 “Statement of cash flows”.
–

Paragraph 30 and 31 of IAS 8 “Accounting policies, changes in accounting estimates and errors” (requirement for the disclosure of information when an entity has not applied a new IFRS that has been issued and is not yet effective).

–	Paragraph 17 of IAS 24 “Related party disclosures” (key management compensation).
–	The requirements of IAS 24, “Related party disclosures” to disclose related-party transactions entered into between two or more members of a group.

b. Judgments in applying accounting policies and key sources of estimation uncertainty

The preparation of the financial statements requires management to make assumptions, judgments and estimates and to use judgment in applying accounting policies and making critical accounting estimates. These judgments, estimates and assumptions are based on management’s best knowledge of the relevant facts and circumstances, having regard to previous experience, but actual results may differ materially from the amounts included in the financial statements.

The key area of judgment that has the most significant effect on the amounts recognised in the financial statements is the review for impairment of investment carrying values.

c. Currency translation

Items included in the financial statements are measured using the currency of the primary economic environment in which the Company operates (the functional currency). The financial statements are presented in US dollars, which is the Company's functional and presentation currency. Transactions denominated in other currencies, including the issue of shares, are translated into the functional currency using the exchange rates prevailing at the date of the transaction.

Foreign exchange gains and losses resulting from the settlement of such transactions, and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies, are recognised in the profit and loss account.

Exchange rates used are consistent with the rates used by the Group as disclosed in the consolidated financial statements (note 41).

d. Investments

Investments in Group companies are valued at cost less accumulated impairment losses. Investments are reviewed for impairment if events or changes in circumstances indicate that the carrying amount may not be recoverable.

e. Financial guarantees

Financial guarantees are recognised initially at fair value. Subsequently, the liability is measured at the higher of the best estimate of the expenditure required to settle the present obligation and the amount initially recognised less cumulative amortisation.

f. Share-based payments

The Company operates a number of share-based payment plans for Group employees, the details of which are included in the consolidated financial statements (note 43). The fair value of the Company's share plans is recognised as an addition to the cost of the investment in the subsidiary in which the relevant employees work over the expected vesting period, with a corresponding entry to retained earnings. Payments received from the Company's subsidiaries in respect of these share-based payments are recognised as a reduction in the cost of the investment. The Company uses fair values provided by independent actuaries calculated using either a lattice-based option valuation model or a Monte Carlo simulation model. The fair value of the share plans is determined at the date of grant, taking into account any market-based vesting conditions attached to the award.

Non-market based vesting conditions (eg relative EBIT margin performance targets) are taken into account in estimating the number of awards likely to vest. The estimate of the number of awards likely to vest is reviewed at each balance sheet date up to the vesting date, at which point the estimate is adjusted to reflect the actual awards issued. No adjustment is made after the vesting date even if the awards are forfeited or not exercised.

g. Dividend income

Dividend income is recognised when the right to receive payment is established.

h. Treasury shares

The consideration paid for shares repurchased by the Company and held as treasury shares is recognised as a reduction in shareholders’ funds through retained earnings.